EXHIBIT 10.44

F. ANN RODRIGUEZ, RECORDER RECORDED BY: PSG DEPUTY RECORDER 9394 ES2 TFNTI THRIVENT FINANCIAL FOR LUTHERANS 4321 N BALLARD RD APPLETON WI 54919	DOCKET: 11838 PAGE: 269 NO. OF PAGES: 33 SEQUENCE: 20021320139 07/10/2002 DOTRFS 10:47 MAIL AMOUNT PAID $41.00
This instrument was prepared by any after recordation should be returned to:
Thrivent Financial for Lutherans
4321 North Ballard Road
Appleton, WI 54919
Attn: Real Estate Law Department
DEED OF TRUST, ASSIGNMENT OF RENTS,
SECURITY AGREEMENT AND FIXTURE FILING
This Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (hereinafter called “Deed of Trust”) is made as of July 10, 2002, by and among CRESTLINE INVESTMENTS, L.L.C., an Arizona limited liability company, whose mailing address is P.O. Box 42677, Tucson, Arizona 85733, hereinafter called “Trustor,” FIDELITY NATIONAL TITLE AGENCY, INC., an Arizona corporation, whose mailing address is 7750 East Broadway, Tucson, Arizona 85710, hereinafter called “Trustee,” and THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin corporation, whose mailing address is 4321 North Ballard Road, Appleton, Wisconsin 54919, Attention: Investment Department, hereinafter called “Beneficiary.”
WITNESSETH:
SECTION 1 — GRANTING CLAUSE; WARRANTY OF TITLE
1.1	Trustor hereby irrevocably grants, bargains, sells, conveys, transfers, assigns and sets over to Trustee, in trust, with power of sale, all of Trustor’s present and future estate, right, title and interest in and to that real property and all buildings and other improvements now thereon or hereafter constructed thereon (the “Premises”), in the County of Pirna, State of Arizona, described on Exhibit A attached hereto and by this reference made a part hereof, together with all of the following which, with the Premises (except where the context otherwise requires), are hereinafter collectively called the “Trust Property”:
(a)	All appurtenances in and to the Premises;
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Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

(b)	All water and water rights, ditches and ditch rights, reservoir and reservoir rights, stock or interests in irrigation or ditch companies, minerals, oil and gas rights, royalties, lease or leasehold interests owned by Trustor, now or hereafter used or useful in connection with, appurtenant to or related to the Premises;

(c)	All right, title and interest of Trustor now owned or hereafter acquired in and to all streets, roads, alleys and public places, and all easements and rights of way, public or private, now or hereafter used in connection with the Premises;

(d)	All of Trustor’s right, title and interest in and to all machinery, equipment, fixtures and materials now or at any time attached to the Premises together with all processing, manufacturing and service equipment and other personal property now or at any time hereafter located on or appurtenant to the Premises and used in connection with the management and operation thereof;

(e)	All of Trustor’s right, title and interest in and to any licenses, contracts, permits and agreements required or used in connection with the ownership, operation or maintenance of the Premises, and the right to the use of any tradename, trademark, or service mark now or hereafter associated with the operation of any business conducted on the Premises;

(f)	Any and all insurance proceeds, and any and all awards, including interest, hereafter made to Trustor for taking by eminent domain of the whole or any part of the Premises or any easements therein;

(g)	Subject to the rights of Beneficiary under Section 3 hereof, all of Trustor’s right, title and interest in and to all existing and future leases, subleases, licenses and other agreements for the use and occupancy of all or any portion of the Premises and all income receipts, revenues, rents, issues and profits arising from the use or enjoyment of all or any portion of the Premises.
1.2	Trustor warrants that it is well and truly seized of a good and indefeasible title in fee simple to the Premises, that it is the lawful owner of the rest of the Trust Property, and that, except for those matters specifically set forth in the lender’s title insurance policy delivered to Beneficiary with this Deed of Trust which have been approved in writing by Beneficiary (hereinafter called the “Permitted Exceptions”), the title to all the Trust Property is clear, free and unencumbered; Trustor shall forever warrant and defend the same unto Beneficiary, its successors and assigns, against all claims whatsoever.
TRUSTOR FURTHER REPRESENTS, WARRANTS, COVENANTS AND AGRESS AS FOLLOWS:
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Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

SECTION 2 — OBLIGATION SECURED
This Deed of Trust is given for the purpose of securing, in such order of priority as Beneficiary may elect:
2.1	Payment of the sum of FIVE MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($5,300,000.00) with interest thereon, extension and other fees, late charges, prepayment premiums and actual and reasonable attorneys’ fees, according to the terms of that Promissory Note of even date herewith, made by Trustor, payable to the order of Beneficiary, and all extensions, modifications, renewals or replacements thereof (hereinafter called the “Note”);

2.2	Payment, performance and observance by Trustor of each covenant, condition, provision and agreement contained herein and of all monies expended or advanced by Beneficiary pursuant to the terms hereof, or to preserve any right of Beneficiary hereunder, or to protect or preserve the Trust Property or any part thereof;

2.3	Payment, performance and observance by Trustor of each covenant, condition, provision and agreement contained in any other document or instrument related to the indebtedness hereby secured and of all monies expended or advanced by Beneficiary pursuant to the terms thereof or to preserve any right of Beneficiary thereunder;

2.4	Payment of any and all additional loans and advances made by Beneficiary to Trustor and/or to the then record owner or owners of the Trust Property (excluding, however, any such loan to an individual for personal, family or household purposes) with interest thereon, late charges, extension and other fees, prepayment premiums and actual and reasonable attorneys’ fees, according to the terms of the promissory note(s) and/or credit agreement(s) evidencing such loans and advances, and all extensions, modifications, renewals or replacements thereof.
All of the indebtedness and obligations secured by this Deed of Trust are hereinafter collectively called the “Obligation.”
SECTION 3 — LEASES; ASSIGNMENT OF RENTS AND LEASES
3.1	To facilitate payment and performance of the Obligation, Trustor hereby absolutely transfers and assigns to Beneficiary all right, title and interest of Trustor in and to (i) all existing and future leases, subleases, licenses and other agreements for the use and occupancy of all or any part of the Trust Property, whether written or oral and whether for a definite term or month to month, including but not limited to those described on Exhibit B attached hereto and by this reference made a part hereof, together with all guarantees of the lessee’s obligations thereunder and together with all extensions, modifications and renewals thereof (hereinafter called the “Leases”), and (ii) all income, receipts, revenues, rents, issues and profits now or hereafter arising from or out of the Leases or from or out of the Trust Property or any part thereof, including without limitation room rents, minimum rents, additional rents, percentage rents, parking and
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Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

maintenance charges and fees, tax and insurance contributions, proceeds of the sale of utilities and services, cancellation premiums, claims for damages arising from any breach of the Leases, proceeds from any sale or other disposition of, all or any portion of the Trust Property, and all other benefits arising from the use or enjoyment of, or the lease, sale or other disposition of all or any portion of the Trust Property, and all other benefits arising from the use or enjoyment of, or the lease, sale or other disposition of, all or any portion of the Trust Property, together with the immediate and continuing right to receive all of the foregoing (hereinafter called the “Rents”). In furtherance of this assignment, and not in lieu hereof, Beneficiary may require a separate assignment of rents and leases and/or separate specific assignments of rents and leases covering one or more of the Leases; the terms of all such assignments are incorporated herein by reference.
3.2	Trustor hereby authorizes and directs the lessees and tenants under the Leases that, upon written notice from Beneficiary, all Rents shall be paid directly to Beneficiary as they become due. Trustor hereby relieves the lessees and tenants from any liability to Trustor by reason of the payment of the Rents to Beneficiary. Nevertheless, Trustor shall be entitled to collect the Rents until Beneficiary notifies the lessees and tenants in writing to pay the Rents to Beneficiary. Beneficiary is hereby authorized to give such notification only upon the occurrence of an Event of Default (as hereinafter defined) and at any time thereafter while such Event of Default is continuing. Receipt and application of the Rents by Beneficiary shall not constitute a waiver of any right of Beneficiary under this Deed of Trust or applicable law, shall not cure any Event of Default hereunder, and shall not invalidate or affect any act done in connection with such Event of Default, including, without limitation, any trustee’s sale or foreclosure proceeding. It is understood and agreed that all rents deriving from or arising from the Trust Property received by Trustor are to be held by Trustor as a trust fund to be used first for payments required and due under the Note and legitimate operating expenses of the Trust Property and any excess may be retained by Trustor. In addition to, and not in limitation of, any other remedy provided in or available under this Deed of Trust, Beneficiary has all the rights set forth in A.R.S. §33-702B (as amended, supplemented or supplanted) regarding the enforcement of the assignment of rents and leases contained herein.

3.3	All Rents collected by Trustor shall be applied in the following manner:

First, to the payment of all taxes and lien assessments levied against the Trust Property, where provision for paying such is not otherwise made;

Second, to the payment of ground rents (if any) payable with respect to the Trust Property;

Third, to the payment of current operating costs and expenses (including repairs, maintenance and necessary acquisitions of property and expenditures for capital improvements) arising in connection with the Trust Property;

Fourth, to the payment of any amounts due and owing under the Obligation;
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Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

Fifth, to Trustor or its designee, if Trustor is not in default; otherwise to hold in trust in a trust account for the benefit of Beneficiary.

All Rents collected by Beneficiary may be applied to the items above listed in any manner that Beneficiary deems advisable and without regard to the aforestated priorities.

3.4	Trustor represents and warrants that: (i) the Leases are in full force and effect and have not been modified or amended; (ii) the Rents have not been waived, discounted, compromised, setoff or paid more than one month in advance; (iii) there are no other assignments, transfers, pledges or encumbrances of Trustor’s interest in any Leases or Rents; and (iv) neither Trustor nor the lessees and tenants are in default under the Leases.

3.5	Trustor shall (i) fulfill or perform each and every term, covenant and provision of the Leases to be fulfilled or performed by the lessor thereunder, (ii) give prompt notice to Beneficiary of any notice received by Trustor of default thereunder or of any alleged default or failure of performance that could become a default thereunder, together with a complete copy of any such notice; (iii) enforce, short of termination thereof, the performance or observance of each and every term, covenant and provision of each Lease to be performed or observed by the lessees and tenants thereunder; (iv) appear in and defend any action or proceeding arising under, occurring out of, or in any manner connected with any Lease or the obligations, duties, or liabilities of Trustor or any tenant thereunder and upon request by Beneficiary, to do so in the name and on behalf of Beneficiary, but at the expense of Trustor; (v) deliver to Beneficiary, forthwith upon its execution, a copy of each and every Lease and amendment thereof now or at any time hereafter affecting the Trust Property, or any portion thereof; (vi) deliver to Beneficiary, forthwith upon the execution of each and every Lease and amendment thereof, now or at any time hereafter affecting the Trust Property, or any portion thereof, a specific assignment of such new or amended Lease, subjecting such Lease to all of the terms, covenants, and conditions hereof and a copy of such assignment to the lessee; (vii) deliver to Beneficiary, no later than the tenth (10th) day of January of each year, a complete list of each and every Lease, showing unit number, type, name and address of tenant, monthly rental, date to which rent is paid, term of Lease, date of occupancy, date of expiration, security deposit, and each and every special provision, concession, or inducement granted to the tenant thereunder; (viii) hold in trust, in a trust account at a responsible financial institution, in a manner approved in advance by Beneficiary, all security deposited with Trustor for the performance of any Lease by or on behalf of any tenant thereunder, and indemnify and hold Beneficiary harmless from and against any and all liability, loss, damage, cost, and expense incurred by Beneficiary in connection with any such security; and (ix) deliver to Beneficiary, at the request of Beneficiary any time after an Event of Default, all security deposits under all Leases, which funds shall be held by Beneficiary, without interest payable to Trustor, as part of and commingled with the general funds of Beneficiary, but which funds shall, however, be repayable to the subject tenants, pursuant to the terms and provisions of the Leases under which such security deposits were made.
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Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

3.6	Except for any liability it may have for security deposits accepted under 3.5(ix) above, Beneficiary does not assume and shall not be liable for any obligation of the lessor under any of the Leases and all such obligations shall continue to rest upon Trustor as though this assignment had not been made. Beneficiary shall not be liable for the failure or inability to collect any Rents.
SECTION 4 — SECURITY AGREEMENT
4.1	This Deed of Trust shall cover, and the Trust Property shall include, all property now or hereafter affixed or attached to or incorporated upon the Premises, which, to the fullest extent permitted by law, shall be deemed fixtures and a part of the Premises, except that the Trust Property shall not include the sole personal property of any lessees or tenants under the Leases. To the extent any of the Trust Property consists of rights in action or personal property covered by the Uniform Commercial Code, this Deed of Trust shall also constitute a security agreement, and Trustor hereby grants to Beneficiary, as secured party, a security interest in such property, including all proceeds thereof, for the purpose of securing the Obligation. In addition, for the purpose of securing the Obligation, Trustor hereby grants to Beneficiary, as secured party, a security interest in all personal property in the possession or control of Beneficiary and in all of Trustor’s right, title and interest in and to: (i) all building materials, fixtures, equipment and other personal property to be incorporated into any improvements constructed on the Premises; (ii) all goods, materials, supplies, fixtures, equipment, machinery, furniture and furnishings and other personal property that are now or may hereafter be appropriated for use on (whether such items are stored on the Premises or elsewhere), located on, or used in connection with, the Premises; (iii) all rents, issues and profits, and all inventory, accounts, accounts receivable, contract rights, general intangibles, chattel paper, instruments, documents, notes, drafts, letters of credit, insurance policies, premium refunds, insurance and condemnation awards and proceeds, refunds and deposits returned by utility companies and government agencies, tradenames, trademarks and service marks (subject, however, to any franchise or license agreements relating thereto), arising from or related to the Premises and any business conducted on the Premises; and (iv) all replacements and substitutions for, or additions to, all products and proceeds of, and all books, records, files and electronic data relating to, any of the foregoing. The personal property described or referred to in this Paragraph 4.1 is hereinafter called the “Personal Property.” The security interests granted in this Paragraph 4.1 are hereinafter severally and collectively called the “Security Interest.”

4.2	The Security Interest shall be self-operative with respect to the Personal Property, but Trustor shall execute and deliver on demand such additional security agreements, financing statements and other instruments as may be requested in order to impose the Security Interest more specifically upon the Personal Property; Beneficiary is hereby authorized and entitled to file any financing statement deemed necessary or desirable by Beneficiary in order to impose the Security Interest created herein. The Security Interest, at all times, shall be prior to any other interests in the Personal Property except any lien or security interest granted in connection with any Permitted Exception. Trustor shall act and perform as necessary and shall execute and file all security agreements, financing
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Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

statements, continuation statements and other documents requested by Beneficiary to establish, maintain and continue the perfected Security Interest. Trustor, on demand, shall promptly pay all costs and expenses of filing and recording, including the costs of any searches, deemed necessary by Beneficiary from time to time to establish and determine the validity and the continuing priority of the Security Interest.

4.3	Trustor shall not sell, transfer, assign or otherwise dispose of any Personal Property or any interest therein without obtaining the prior written consent of Beneficiary, except Personal Property that Trustor is obliged to replace pursuant to the terms hereof. Unless Beneficiary then agrees otherwise in writing, all proceeds from any permitted sale or disposition in excess of that required for replacements shall be paid to Beneficiary to be applied to the Obligation, without prepayment penalty or premium, whether or not then due. Trustor shall keep the Personal Property free of all security interests or other encumbrances, except the Security Interest and any security interests and encumbrances granted in connection with any Permitted Exception. Although proceeds of Personal Property are covered hereby, this shall not be construed to mean that Beneficiary consents to any sale of the Personal Property.

4.4	Trustor shall keep and maintain the Personal Property in good condition and repair, and shall promptly replace any part thereof that from time to time may become obsolete, badly worn or in a state of disrepair (in such manner as shall extend to Beneficiary a first lien or security interest therein). All such replacements shall be free of any other security interest or encumbrance, except any security interest or encumbrance granted in connection with any Permitted Exception.

4.5	Except for purposes of replacement and repair, Trustor, without the prior written consent of Beneficiary, shall not remove, or permit the removal of, any Personal Property from the Premises.

4.6	Trustor hereby warrants, covenants and agrees that: (i) the Personal Property is or will be used primarily for business (other than farm) purposes; (ii) the Personal Property will be kept at the Premises; and (iii) Trustor’s records concerning the Personal Property will be kept at Trustor’s address as set forth in the beginning of this Deed of Trust.

4.7	Trustor shall give Beneficiary immediate written notice of any change in the location of: (i) Trustor’s chief executive office (or residence if Trustor is an individual without an office), as set forth in the beginning of this Deed of Trust; (ii) the Personal Property or any part thereof; (iii) Trustor’s records concerning the Personal Property; or (iv) any change in the state of formation or organization of the Trustor.

4.8	All covenants and warranties of Trustor contained in this Deed of Trust shall apply to the Personal Property whether or not expressly referred to in this Section 4. The covenants and warranties of Trustor contained in this Section 4 are in addition to, and not in limitation of, those contained in the other provisions of this Deed of Trust.
05-115854.03
Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

4.9	Upon its recording in the real property records, this Deed of Trust shall be effective as a financing statement filed as a fixture filing. In addition, a carbon, photographic or other reproduced copy of this Deed of Trust and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement. The filing of any other financing statement relating to any personal property, rights or interests described herein shall not be construed to diminish any right or priority hereunder.
SECTION 5 — PROTECTION AND PRESERVATION OF THE TRUST PROPERTY
5.1	Trustor shall neither commit nor permit to occur any waste upon the Trust Property but shall at all times make or cause to be made all repairs, maintenance renewals and replacements as may be necessary to maintain the Trust Property in good condition and repair. Trustor shall keep the Trust Property free of termites, dry rot, fungus, beetles and all other harmful or destructive insects and shall keep all plants, trees and shrubs included in the Trust Property neatly pruned and in good condition. Trustor shall allow Beneficiary, at any time and from time to time, to engage an independent inspector to survey the adequacy of the maintenance of the Trust Property. If found to be inadequate, such inspector shall determine the estimated cost of such repairs and replacements necessary to protect and preserve the rentability and usability of the Trust Property. In such event, at the option of Beneficiary and within fifteen (15) days after written demand therefor, a sum equal to the amount of such estimated cost shall thereupon become due and payable by Trustor to be applied upon the indebtedness unless within such period Trustor, at its own cost and expense, shall have completed or shall have commenced and thereafter with diligence, completes such repairs and replacements. In such event, Trustor shall also reimburse Beneficiary the cost of such survey, the same being secured hereby. If the survey determines such maintenance to be adequate, then the cost therefor shall be at the expense of Beneficiary. Trustor shall keep the Trust Property free of rubbish and other unsightly or unhealthful conditions. Trustor shall neither use nor permit the use of the Trust Property in violation of any applicable statute, ordinance or regulation or any policy of insurance insuring the Trust Property. Trustor shall neither use, generate, manufacture, produce, store or Release on, under or about the Premises, or transfer to or from the Premises, any Regulated Substance nor permit any third party to do so, except in compliance with all applicable Environmental Laws. As used herein, the following terms shall have the meanings specified below:

The term “Regulated Substance” means any substance, material, or matter (including, without limitation, medical waste) that may give rise to liability under any Environmental Laws.

The term “Environmental Laws” shall mean any local, state or federal laws, rules, ordinances or regulations either in existence as of the date hereof, or enacted or promulgated after the date of this Deed of Trust, that concern the existence, management, control, discharge, treatment, containment, and/or removal of substances or materials that are or may become a threat to public health or the environment; or any common law theory based on nuisance, trespass, negligence, strict liability, aiding and abetting or other torlious conduct.
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Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

The term “Release” shall mean any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping.

5.2	Trustor shall promptly complete any improvements that may be commenced, in good and workmanlike manner and in conformity with plans and specifications approved by Beneficiary to the extent such is not the obligation of a tenant under a Lease, and shall repair and restore any portions of the Trust Property that may be damaged or destroyed, provided, however, if Beneficiary has no obligation to make insurance or condemnation proceeds in its possession available for such purpose, and Beneficiary elects to apply such proceeds to the payment of the Obligation, Trustor’s obligations under this provision shall not include the obligation referred to above but only an obligation to make such repairs as are necessary to make the remaining undamaged portion of such improvements (if any) useable for their intended purpose. Trustor shall pay when due all claims for work performed and materials furnished on or in connection with the Trust Property or any part thereof and shall pay, discharge, or cause to be removed, all mechanic’s, artisan’s, laborer’s or materialman’s charges, liens, claims of liens or encumbrances upon the Trust Property. Trustor shall comply with all laws, ordinances and regulations now or hereafter enacted affecting the Trust Property or requiring any alterations or improvements to be made. Except as required by law, Trustor shall not remove, substantially alter, or demolish any building or improvement included in the Trust Property without Beneficiary’s prior written consent.
5.3	(a)	Trustor shall provide and maintain policies of fire and extended coverage insurance on the Trust Property in an amount not less than the full insurable value, on a replacement-cost basis, of the Trust Property and, when requested by Beneficiary, shall also provide and maintain policies of insurance in amounts required by Beneficiary covering vandalism and malicious mischief, sprinkler leakage and all other risks commonly insured against by persons owning like properties in the locality of the Trust Property or commonly required by prudent institutional lenders making loans secured by liens against such properties. Trustor shall also provide and maintain insurance in the minimum amount of One Million Two Hundred Fifteen Thousand and No/100 Dollars ($1,215,000.00) or in such other amounts as may be determined by Beneficiary in the reasonable exercise of its discretion to cover loss, total or partial, of rentals and other revenues derived from the Trust Property for a period of at least twelve (12) months. All such policies shall contain standard, non-contributory trust beneficiary clauses making losses payable to Beneficiary. Trustor shall also provide and maintain comprehensive general liability insurance in amounts reasonably required by Beneficiary but in no event less than Two Million and No/100 Dollars ($2,000,000.00) per occurrence, and containing endorsements naming Beneficiary as an additional insured. All insurance policies shall contain the New York standard mortgagee clause endorsement, shall provide that Beneficiary is to receive thirty (30) days notice prior to cancellation and shall otherwise be in form, amounts, substance, and with insurance companies reasonably satisfactory to Beneficiary. Original policies of insurance or certified copies thereof shall be delivered to Beneficiary; renewal policies or binders
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Deed of Trust
Crestline Investments L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

thereof shall be delivered to Beneficiary thirty (30) days before the expiration of the then-existing policies with satisfactory proof that the premiums for renewal have been paid.

(b)	In the event of loss, Trustor shall give immediate notice to Beneficiary, and Beneficiary may make proof of loss if not made promptly by Trustor. Each insurance company is hereby authorized and directed to make payment for loss directly to Beneficiary, instead of to Trustor or to Trustor and Beneficiary jointly; Beneficiary may apply all or any part of such insurance proceeds to the payment of the Obligation, whether or not then due, or the restoration or repair of the Trust Property; provided, however, that if (a) there is projected annual net operating income from the leases remaining in full force and effect after such damage or destruction to equal 1.2 times the sum of the annual principal and interest payments secured by the Trust Property, the annual taxes and assessments and the insurance premiums (or if not, Trustor deposits the difference thereof with Beneficiary until such ratio is achieved), (b) such leases require Trustor to rebuild or restore the buildings and improvements on the Trust Property, (c) the insurers do not deny liability as to the insured, and (d) there is no breach or default under the terms of the Note, this Deed of Trust or any other document or instrument executed or delivered in connection with the Obligation, such proceeds, after deducting therefrom any expenses incurred in the collection thereof, shall be used to reimburse Trustor for the cost of the rebuilding or restoration of buildings or improvements on the Trust Property. Beneficiary shall not be responsible for any insurance, for the collection of any insurance proceeds, or for the insolvency of any insurer. Application of insurance proceeds by Beneficiary shall not cure nor waive any Event of Default nor invalidate any act done hereunder because of any such Event of Default. In the event of the sale of the Trust Property under the power of sale herein granted to Trustee, or upon foreclosure of this Deed of Trust as a mortgage, or in the event Beneficiary or a receiver appointed by the court shall take possession of the Trust Property without sale, then all right, title and interest of Trustor in and to all insurance policies then in force shall inure to the benefit of and pass to the beneficiary in possession, receiver or purchaser at such sale, as the case may be. Beneficiary is hereby appointed attorney in fact for Trustor to assign and transfer such policies.

(c)	If the insurance proceeds are to be used for the restoration and repair of the Trust Property, they shall be held by Beneficiary in a non-interest bearing account selected by Beneficiary in its sole and absolute discretion (the “Restoration Account”). Trustor, at its expense, shall promptly prepare and submit to Beneficiary all plans and specifications necessary for the restoration and repair of the damaged Trust Property, together with evidence acceptable to Beneficiary setting forth the total expenditure needed for the restoration and repair based upon a fixed price contract with a reputable builder and covered by performance and labor and material payment bonds. The plans and specifications and all other aspects of the proposed restoration and repair shall be subject to Beneficiary’s approval. In the event the insurance proceeds held in the Restoration Account are
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Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

insufficient to complete the restoration and repair. Trustor shall deposit in the Restoration Account an amount equal to the difference between the amount then held in the Restoration Account and the total contract price for the restoration and repair. Trustor may commence restoration and repair of the damaged Trust Property only when authorized in writing by Beneficiary to do so and thereafter shall proceed diligently with the restoration and repair until completed. Disbursements shall be made from the Restoration Account for restoration and repair in accordance with a disbursement schedule, and subject to other terms and conditions, acceptable to Beneficiary. Disbursements from the Restoration Account shall be charged first against funds deposited by Trustor and, after such funds are exhausted, against the insurance proceeds deposited therein. In the event the amounts held in the Restoration Account exceed the cost of the restoration and repair of the damaged Trust Property, the excess funds shall be disbursed to Trustor to the extent of any amounts deposited therein by Trustor. Any funds remaining after such disbursement, at Beneficiary’s option, may be applied by Beneficiary to the payment of the Obligation, whether or not then due, or may be disbursed to Trustor. All funds held in the Restoration Account are hereby assigned to Beneficiary as further security for the Obligation. Beneficiary, at any time, may apply all or any part of the funds held in the Restoration Account to the curing of any Event of Default.
5.4	Except as provided in Paragraph 5.5, Trustor shall pay or cause to be paid all taxes and assessments of every kind, nature and description levied or assessed on or against the Trust Property and shall deliver to Beneficiary, at least ten (10) days before they become delinquent, receipts showing payment of all such taxes and assessments and shall pay when due all dues and charges for water and water delivery, electricity, gas, sewers, waste removal, bills for repairs, and any and all other claims, encumbrances and expenses incident to the ownership of the Trust Property.

In the event of the passage after the date of this Deed of Trust of any law of the State of Arizona, deducting from the value of the Trust Property for the purpose of taxation any lien thereon, or changing in any way the laws now in force for the taxation of mortgages, deeds of trust, or debts secured thereby, for state or local purposes, or the manner of the operation of any such taxes so as to affect the interest of Beneficiary, then and in such event, Trustor shall bear and pay the full amount of such taxes, provided that if, for any reason, payment by Trustor of any such new or additional taxes would be unlawful or if the payment thereof would constitute usury or render the Obligation secured hereby wholly or partially usurious under any of the terms or provisions of the Note, or the within Deed of Trust, or otherwise, Beneficiary may, at its option, declare the whole sums secured by this Deed of Trust with interest thereon to be due and payable ninety (90) days from the effective date of the passage or change of law without prepayment charge or penalty, or Beneficiary may, at its option, pay that amount or portion of such taxes as renders the Obligation secured hereby unlawful or usurious, in which event Trustor shall concurrently therewith pay the remaining lawful and non-usurious portion or balance of said taxes.
05-115854.03
Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

5.5	In order to insure the payment of taxes and assessments that are now, or hereafter may be, a lien upon the Trust Property, Trustor shall pay to Beneficiary each month, in addition to any other payments required hereunder, an amount equal to the taxes and special assessments levied or to be levied against the Trust Property, all as reasonably estimated by Beneficiary (giving due consideration to the previous year’s taxes and assessments) less all deposits theretofore already made, divided by the number of months remaining before one month prior to the date when the taxes and assessments become delinquent. If amounts paid to Beneficiary under the terms of this paragraph are insufficient to pay all taxes and assessments as they become due, Trustor shall pay to Beneficiary upon demand all additional sums necessary to fully pay and discharge these items. All moneys paid to Beneficiary under the terms of this paragraph may be either held by Beneficiary to pay the taxes and assessments before the same become delinquent or applied to the Obligation either upon payment by Beneficiary from its own funds of the taxes and assessments or upon the Event of Default of Trustor To the extent provision is not made for payment pursuant to this paragraph, Trustor shall remain obligated to pay all taxes and assessments as they become due and payable. Deposits made under this paragraph may be commingled with Beneficiary’s general funds; Beneficiary shall have no liability to Trustor for interest on any deposits.

5.6	Trustor hereby assigns, transfers and conveys to Beneficiary all compensation and each and every award of damages in connection with any condemnation for public or private use of, or injury to, the Trust Property or any part thereof, to the extent of the Obligation then remaining unpaid, and all such compensation and awards shall be paid directly to Beneficiary. Beneficiary may apply all or any part of such compensation and awards to the payment of the Obligation, whether or not then due. In the event any such compensation and awards are applied to the indebtedness secured hereby, it shall include a prepayment privilege fee based on the privilege rate as defined in the Note, if and to the extent one is awarded. Any applicable prepayment privilege fee which results shall be paid as part of the award and not in addition thereto. In the event any such compensation and awards are applied to the restoration or repair of the Trust Property, the Trust Property is to be restored according to the same criteria and in the same manner as provided in Section 5.3 herein.
SECTION 6 — PROTECTION AND PRESERVATION OF BENEFICIARY’S INTEREST
6.1	Trustor, by the payment of any such tax or taxes, shall protect Beneficiary against any and all loss from any taxation of indebtedness or deeds of trust, direct or indirect, that may be imposed upon this Deed of Trust, the lien of this Deed of Trust on the Trust Property, or upon the Obligation, by any law, rule, regulation or levy of the federal government, any state government, or any political subdivision thereof. In the event the burden of such taxation cannot lawfully be shifted from Beneficiary to Trustor, Beneficiary may declare the entire Obligation due without prepayment fee and payable sixty (60) days after notice to Trustor.

6.2	If Trustor shall fail to pay any taxes, assessments, expenses or charges, to keep all of the Trust Property free from liens and claims of liens, to maintain and repair the Trust
05-115854.03
Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

Property, or to procure and maintain insurance thereon, or otherwise fail to perform as required herein and such failure constitutes an Event of Default, Beneficiary may advance the monies necessary to pay the same, to accomplish such maintenance and repairs, to procure and maintain such insurance or to so perform; Beneficiary is hereby authorized to enter upon the Trust Property for such purposes, subject to any rights of lessees or tenants on the Trust Property.

6.3	Upon written request by Beneficiary, Trustor shall appear in and prosecute or defend any action or proceeding that may affect the lien or the priority of the lien of this Deed of Trust or the rights of Beneficiary hereunder and shall pay all costs, expenses (including the cost of searching title) and actual and reasonable attorneys’ fees incurred in such action or proceeding. Beneficiary may appear in and defend any action or proceeding purporting to affect the lien or the priority of the lien of this Deed of Trust or the rights of Beneficiary. Beneficiary may pay, purchase, contest or compromise any adverse claim, encumbrance, charge or lien that in the judgment of Beneficiary appears to be prior or superior to the lien of this Deed of Trust, other than any Permitted Exceptions.

6.4	Without obtaining the prior written consent of Beneficiary, Trustor shall not sell, transfer, convey, assign or otherwise dispose of, or further encumber, all or any part of the Trust Property or any interest therein, voluntarily or involuntarily, by operation of law or otherwise. Any material change in the ownership or management of, or interest in, Trustor, including, without limitation, if Daniel Kivel or Alvin Kivel voluntarily divests himself of his management interests in Trustor, or if Daniel Kivel or Alvin Kivel voluntarily cease to be the managers of Trustor, or any pledge or encumbrance of any interest in Trustor, shall be deemed to be a transfer of the Trust Property; provided, however, Daniel Kivel or Alvin Kivel or both may assign his management position to a family member or to a qualified manager. Upon the occurrence of any such transaction with Beneficiary’s consent, or without Beneficiary’s consent if Beneficiary elects not to exercise its rights and remedies for an Event of Default, Beneficiary (i) may increase the interest rate on all or any part of the Obligation to its then current market rate for similar indebtedness; (ii) may charge a loan fee and a processing fee in connection with the change; and (iii) shall not be obligated to release Trustor from any liability hereunder or for the Obligation except to the extent required by law. Consent to any such transaction shall not be deemed to be consent or a waiver of the requirement of consent to any other such transaction.

Notwithstanding the foregoing paragraph, the following transfers are permitted upon written consent of Beneficiary, which consent shall not be unreasonably withheld, and (i) upon the payment of a One Thousand Five Hundred and No/100 Dollars ($1,500.00) review fee to Beneficiary, and (ii) the payment of all fees and expenses incurred by Beneficiary or its counsel, and (iii) upon delivery to Beneficiary of all documents required by Beneficiary to maintain all of Beneficiary’s security under any Loan Documents or other security related to the Note:
05-115854.03
Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

(a)	transfers of interests in the Trustor resulting from the death or incapacity of any individual member of Trustor or any trustee of a member of Trustor, or

(b)	transfers of interests in the Trustor by any individual member of Trustor or any trustee of a member of Trustor to a spouse, sibling, children or parents of such individual member of Trustor for estate or tax planning purposes provided no Event of Default exists and no event exists that, with the passage of time or the giving of notice or both, would constitute such an Event of Default, and
There shall be no $1,500.00 review fee paid to Beneficiary as the result of a transfer under subsection (a) above. Additionally, on one occasion during each Loan Year, any manager, partner, trustee/beneficiary and/or member of Trustor or the entities comprising Trustor may transfer on such one occasion all or a portion of such manager’s, partner’s, trustee’s/beneficiary’s and/or member’s interest to the family members set forth in subsection (b) above, without any obligation to pay the $1,500.00 review fee required under this paragraph.

Notwithstanding the first paragraph of this Section 6.4, Beneficiary will permit Trustor to transfer all (but not less than all) of Trustor’s interest in the Trust Property once during the term hereof, if Beneficiary is satisfied, in its sole discretion exercised in good faith, that: (1) the proposed buyer or transferee is creditworthy based on Beneficiary’s then current leading criteria, (2) the use of the Trust Property will not change, (3) the proposed buyer or transferee has good managerial and operational skills, and (4) the loan evidenced hereby is not in default and no event has occurred which if left uncured would result in an Event of Default. Trustor shall pay all expenses (including reasonable counsel fees) incurred by Beneficiary in connection with any such proposed transfer; and shall pay Beneficiary a transfer fee equal to one percent (1%) of the principal balance of the Note as of the date of the request for the transfer, which fee less One Thousand Five Hundred and No/100 Dollars ($1,500.00) and Beneficiary’s actual costs and expenses shall be returned if the proposed transfer does not occur.

6.5	Without obtaining the prior written consent of Beneficiary, Trustor shall not consent to, or vote in favor of, the inclusion of all or any part of the Trust Property in any Community Facilities District formed pursuant to the Community Facilities District Act (Laws 1988, Ch. 320), as amended from time to time. Trustor shall immediately give notice to Beneficiary of any notification or advice that Trustor may receive from any municipality or other third party of any intent or proposal to include all or any part of the Trust Property in a Community Facilities District. Beneficiary shall have the right to file a written objection to the inclusion of all or any part of the Trust Property in a Community Facilities District, either in its own name or in the name of Trustor, and to appear at, and participate in, any hearing with respect to the formation of any such district.
05-115854.03
Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

6.6	All rights, powers and remedies granted Beneficiary herein, or otherwise available to Beneficiary, are for the sole benefit and protection of Beneficiary, and Beneficiary may exercise any such right, power or remedy, except as otherwise provided herein, at its option and in its sole and absolute discretion without any obligation to do so. In addition, if, under the terms hereof, Beneficiary is given two or more alternative courses of action, Beneficiary may elect any alternative or combination of alternatives, at its option and in its sole and absolute discretion. If any action requires Beneficiary’s consent or approval, Beneficiary will be deemed to have given its approval if it does not respond within twenty (20) business days after it receives a written request for consent or approval, together with all other items required by Beneficiary, provided that the written request contains a statement that Beneficiary’s consent will be deemed granted if it does not respond within such twenty (20) business day period. All monies advanced by Beneficiary under the terms hereof and all amounts paid, suffered or incurred by Beneficiary in exercising any authority granted herein, including actual attorneys’ fees, shall be added to the Obligation, shall be secured by this Deed of Trust, shall bear interest at the highest rate payable on any of the Obligation until paid, and shall be due and payable by Trustor to Beneficiary immediately upon demand.

6.7	Trustor, upon request of Beneficiary, shall promptly correct any defect, error or omission that may be discovered in the content of this Deed of Trust or in the execution or acknowledgment hereof. In addition, Trustor shall do such further acts as may be necessary or that Beneficiary may reasonably request to carry out more effectively the purposes of this Deed of Trust, to subject any property intended to be encumbered hereby to the lien and security interest hereof, and to perfect and maintain the lien and security interest hereof.

6.8	Within ninety (90) days after the close of each fiscal year Trustor shall deliver to Beneficiary financial statements of Daniel Kivel, Alvin Kivel Janal, LLP, Sea Colony Investments, LLP and of Trustor, including a balance sheet and statements of income and expenses that include the results of the financial operation of the Trust Property, all in reasonable detail and prepared according to generally accepted accounting principles. Year end statements shall be certified by Trustor, if Trustor is an individual, by the chief financial officer of Trustor, if Trustor is a corporation, by a general partner of Trustor, if Trustor is a partnership, or by the managing member, if Trustor is a limited liability company or limited liability partnership. When requested by Beneficiary, Trustor shall promptly deliver, in writing, such further information as Beneficiary shall reasonably request relating to any of such financial statements. Beneficiary may have access to Trustor’s books and records at reasonable times after reasonable notice to enable Beneficiary to verify the information furnished Beneficiary pursuant to this paragraph.

6.9	Trustor, upon request of Beneficiary, shall enter into a management contract with a property management firm acceptable to Beneficiary for the maintenance, care, preservation and leasing of the Premises.
SECTION 7 — REPRESENTATIONS AND WARRANTIES
05-115854.03
Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

7.1	If Trustor is a corporation, limited liability company, partnership or trust, it (i) is duly organized, validly existing and in good standing under the laws of the state in which it is organized; (ii) is qualified to do business and is in good standing under the laws of the state in which the Trust Property is located and in each state in which it is doing business; (iii) has full power and authority to own its properties and assets and to carry on its business as now conducted; and (iv) is fully authorized and permitted to execute and deliver this Deed of Trust. The execution, delivery and performance by Trustor of this Deed of Trust and all other documents and instruments relating to the Obligation will not result in any breach of the terms or conditions or constitute a default under any agreement or instrument under which Trustor is a party or is obligated. Trustor is not in default in the performance or observance of any covenants, conditions or provisions of any such agreement or instrument.

7.2	Following appropriate recordation, the liens, security, interests and assignments created hereby will be valid, effective, properly perfected and enforceable liens, security interests and assignments.

7.3	All financial statements, profit and loss statements, statements as to ownership and other statements or reports previously or hereafter given to Beneficiary by or on behalf of Trustor are and shall be true, complete and correct as of the date thereof. There has been no material adverse change in the financial condition or the results of the operation of Trustor since the latest financial statement of Trustor given to Beneficiary.

7.4	Trustor has filed all federal, state and local tax returns and has paid all of its current obligations before delinquent, including all federal, state and local taxes and all other payments required under federal, state or local law.

7.5	Neither the Trust Property nor Trustor are in violation of any Environmental Law and neither the Trust Property nor Trustor are subject to any existing, pending or threatened investigation by any federal, state or local governmental authority under or in connection with any Environmental Law. Trustor has not obtained as the result of the requirements of any Environmental Law, and is not required by any Environmental Law to obtain, any permit or license to construct or use any improvements, fixtures or equipment that are a part of, or are located on, the Trust Property or to operate any business that is being conducted or intended to be conducted on the Trust Property. Neither Trustor nor any third party will use, generate, manufacture, produce, store, or Release, on, under or about the Trust Property, or transfer to or from the Trust Property, any Regulated Substance except in compliance with all applicable Environmental Laws. Trustor has not caused or permitted the Release of, and has no knowledge of the Release or presence of, any Regulated Substance on the Trust Property or the migration of any Regulated Substance from or to any other property adjacent to, or in the vicinity of, the Trust Property. Trustor’s prior and present use of the Trust Property has not resulted in, and its intended future use of the Trust Property will not result in the Release of any Regulated Substance on the Trust Property. When known to Trustor, Trustor shall give prompt written notice to Beneficiary at the address set forth herein of:
05-115854.03
Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

(a)	any proceeding or investigation by any federal, state or local governmental authority (including, without limitation, the Arizona Department of Health Services, Arizona Department of Environmental Quality or the U.S. Environmental Protection Agency) with respect to the presence of any Regulated Substance on the Trust Property or the migration thereof from or to any other property adjacent to, or in the vicinity of, the Trust Property;

(b)	all claims made or threatened by any third party against Trustor or the Trust Property relating to any loss or injury resulting from any Regulated Substance;

(c)	Trustor’s discovery of any occurrence or condition on any property adjoining or in the vicinity of the Trust Property that could cause the Trust Property or any part thereof to be subject to any restrictions on its ownership, occupancy, transferability or use under any Environmental Law; and

(d)	Trustor hereby represents to Beneficiary that the Trust Property is in full compliance with The Americans with Disabilities Act (“the ADA” or “the Act”) and all regulations promulgated thereunder. Trustor hereby covenants and agrees not to permit, commit or suffer to exist any condition which might result in a violation to the Act, and if any such condition should occur to immediately remedy any such condition. Trustor hereby indemnifies and agrees to defend and hold Beneficiary harmless from and against any loss, cost or damage by reason of the breach of the covenants, agreements, representations and indemnities set forth herein.
7.6	All representations and warranties made herein shall survive the execution hereof, the execution and delivery of all other documents and instruments in connection with the Obligation, and until the Obligation has been fully paid and performed.
SECTION 8 — DEFAULTS; REMEDIES
8.1	The occurrence of any of the following events or conditions shall constitute an “Event of Default” under this Deed of Trust:
(a)	Any failure to pay any principal or interest or any other part of the Obligation when the same shall become due and payable and such failure continues for tea (10) days.

(b)	Any failure or neglect to perform or observe any of the covenants, conditions, provisions or agreements of this Deed of Trust, the Note or any other document or instrument executed or delivered in connection with the Obligation (other than a failure or neglect described in one or more of the other provisions of this Paragraph 8.1) and such failure or neglect either cannot be remedied or, if it can be remedied, it continues unremedied for a period of thirty (30) days after notice thereof to Trustor.
05-115854.03
Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

(c)	Any warranty, material representation or material statement contained in this Deed of Trust, the Note or any other document or instrument executed or delivered in connection with the Obligation, or made or furnished to Beneficiary by or on behalf of Trustor, that shall be or shall prove to have been false when made or furnished.

(d)	The filing by Trustor or any guarantor of the Obligation (or against Trustor or such guarantor to which Trustor or such endorser or guarantor acquiesces or that is not dismissed within forty-five (45) days after the filing thereof) of any proceeding under the federal bankruptcy laws now or hereafter existing or any other similar statute now or hereafter in effect; the entry of an order for relief under such laws with respect to Trustor or such guarantor; or the appointment of a receiver, trustee, custodian or conservator of all or any part of the assets of Trustor or such guarantor.

(e)	The insolvency of Trustor or any guarantor of the Obligation; or the execution by Trustor or such guarantor of an assignment for the benefit of creditors; or the convening by Trustor or such guarantor of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts; or the failure of Trustor or such guarantor to pay its debts as they mature; or if Trustor or such guarantor is generally not paying its debts as they mature.

(f)	The admission in writing by Trustor or any guarantor of the Obligation that it is unable to pay its debts as they mature or that it is generally not paying its debts as they mature.

(g)	The death or incapacity of Trustor or any guarantor of the Obligation, if an individual, or the liquidation, termination or dissolution of Trustor or any such guarantor, if a corporation, partnership or joint venture.

(h)	Any levy or execution upon, or judicial seizure of, any portion of the Trust Properly, the Personal Property, or any other collateral or security for the Obligation,

(i)	Any attachment or garnishment of, or the existence or filing of any lien or encumbrance other than any Permitted Exceptions against, any portion of the Trust Property, the Personal Property, or any other collateral or security for the Obligation that is not removed or corrected within fifteen (15) days after its creation.

(j)	The institution of any legal action or proceedings to enforce any lien or encumbrance upon any portion of the Trust Property, the Personal Property, or any other collateral or security for the Obligation that is not dismissed within fifteen (15) days after its institution.
05-115854.03
Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

(k)	The abandonment by Trustor of all or any part of the Trust Property.

(l)	The existence of any encroachment upon the Trust Property that has occurred without the approval of Beneficiary that is not removed or corrected within thirty (30) days after its creation, or such longer period as may be required, provided Trustor commences such cure within such thirty (30) day period and diligently prosecutes the same to completion, but in no event to exceed ninety (90) days.

(m)	The demolition or destruction of, or any substantial damage to, any portion of the Trust Property that is not adequately covered by insurance, or the loss, theft or destruction of, or any substantial damage to, any portion of the Personal Property or any other collateral or security for the Obligation, that is not adequately covered by insurance.

(n)	The occurrence of any event of default under the Note or any other document or instrument executed or delivered in connection with the Obligation which is not timely cured after the expiration of any applicable grace period or after the giving of any required notice.

(o)	The occurrence of any material adverse change in the financial condition of Trustor that Beneficiary, in its reasonable discretion, deems material, or if Beneficiary in good faith shall believe that the prospect of payment or performance of the Obligation is impaired.
8.2	Upon the occurrence of any Event of Default, and at any time while such Event of Default is continuing, Beneficiary may do one or more of the following:
(a)	Declare the entire Obligation to be immediately due and payable, and the same, with all costs and charges, shall be collectible thereupon by action at law.

(b)	Give such notice of default and of election to cause the Trust Property to be sold as may be required by law or as may be necessary to cause Trustee to exercise the power of sale granted herein. Trustee shall then record and give such notice of trustee’s sale as then required by law and, after the expiration of such time as may be required by law, may sell the Trust Property at the time and place specified in the notice of sale, as a whole or in separate parcels as directed by Beneficiary, or by Trustor to the extent required by law, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale, all in accordance with applicable law. Trustee, from time to time, may postpone or continue the sale of all or any portion of the Trust Property by public declaration at the time and place last appointed for the sale. No other notice of the postponed sale shall be required. Upon any sale, Trustee shall deliver its deed conveying the property sold, without any covenant or warranty, express or implied, to the purchaser or purchasers at the sale. The recitals in such deed of any matters or facts shall be conclusive as to the accuracy thereof. Any person, including Trustor, Trustee or Beneficiary, may purchase at the sale.
05-115854.03
Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

(c)	Commence proceedings for foreclosure (either judicially or by Power of Sale as Beneficiary may determine in its sole discretion) of this Deed of Trust in the manner provided by law for the foreclosure of a real property mortgage.

(d)	Exercise any or all of the remedies of a secured party under the Uniform Commercial Code with respect to the Personal Property. If Beneficiary should proceed to dispose of any of the Personal Property in accordance with the provisions of the Uniform Commercial Code, five (5) days notice by Beneficiary to Trustor shall be deemed to be commercially reasonable notice under any provision of the Uniform Commercial Code requiring notice. Trustor, however, agrees that all property of every nature and description, whether real or personal, covered by this Deed of Trust, together with all personal property used on or in connection with the Premises or any business conducted thereon by the Trustor and covered by separate security agreements, is encumbered as one unit, that this Deed of Trust and such security interests, at Beneficiary’s option, may be foreclosed or sold in the same proceeding, and that all property encumbered (both realty and personality), at Beneficiary’s option, may be sold as such in one unit as a going business, subject to the provisions of applicable law.

(e)	Send notifications to any and all lessees and tenants under the Leases that all Rents shall be paid to Beneficiary. Thereafter, Beneficiary shall be entitled to collect the Rents until Trustor cures all Events of Default and may apply the Rents collected at its sole discretion to the maintenance of the Trust Property and/or the payment of the Obligation.

(f)	Apply any funds in the possession or control of Beneficiary under the provisions of Paragraph 5.5 hereof to the payment of the Obligation, in lieu of the purposes specified in that paragraph.

(g)	Without regard to the adequacy of any security for the Obligation, but subject to any rights of lessees or tenants on the Trust Property, enter upon and take possession of all or any part of the Trust Property, cither in person or by agent or employee, or by a receiver appointed by a court of competent jurisdiction; Trustor shall on demand peaceably surrender possession of the Trust Property to Beneficiary. Beneficiary, in its own name or in the name of Trustor, may operate and maintain all or any part of the Trust Property to such extent as Beneficiary deems advisable, may rent and lease the same to such persons, for such periods of time, and on such terms and conditions as Beneficiary in its sole discretion may determine, and may sue for or otherwise collect any and all Rents, including those past due and unpaid. In dealing with the Trust Property as a beneficiary in possession, Beneficiary shall not be subject to any liability, charge, or obligation therefor to Trustor, other than for willful misconduct, and shall be entitled to operate any business then being conducted or which could be conducted thereon or therewith at the expense of and for the account of Trustor (and all net losses, costs and expenses thereby incurred shall be advances governed by Paragraph 6.2 hereof), to the same extent as the owner thereof could do, and to apply the Rents
05-115854.03
Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

to pay the receiver’s expenses, if any, for the operation of the Trust Property and then in the manner provided in Paragraph 3.3 herein.
8.3	At any time after the recording by Trustee of notice of trustee’s sale or after the institution of foreclosure proceedings, upon application of Beneficiary, a receiver may be appointed by any court of competent jurisdiction to take charge of all the Trust Property, to manage, operate and carry on any business then being conducted or that could be conducted on the Premises, to carry on, protect, preserve, replace and repair the Trust Property, and receive and collect all Rents and to apply the same to pay the receiver’s expenses for the operation of the Trust Property and then in the manner provided in Paragraph 3.3 herein. Upon appointment of said receiver, Trustor shall immediately deliver possession of all of the Trust Property to such receiver.

8.4	Trustor shall pay all costs and expenses, including without limitation costs of title searches and title policy commitments, Uniform Commercial Code searches, court costs and actual attorneys’ fees, incurred by Beneficiary in enforcing payment and performance of the Obligation or in exercising the rights and remedies of Beneficiary hereunder. All such costs and expenses shall be secured by this Deed of Trust and by all other lien and security documents securing the Obligation. In the event of a dispute between Trustor and Beneficiary regarding the interpretation of this Deed of Trust the prevailing party shall be entitled to court costs and reasonable attorneys’ fees incurred resolving the interpretation and such court costs and attorneys’ fees shall be set by the court and not by jury (trial by jury being waived) and shall be included in any judgment obtained by Beneficiary.

8.5	In addition to any remedies provided herein for an Event of Default, Beneficiary shall have all other legal or equitable remedies allowed under applicable law (including specifically that of foreclosure of this instrument as though it were a mortgage). No failure on the part of Beneficiary to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Beneficiary in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Beneficiary may enforce any one or more remedies or rights hereunder successively or concurrently. By accepting payment or performance of any of the Obligation after its due date, Beneficiary shall not thereby waive the agreement contained herein that time is of the essence, nor shall Beneficiary waive either its right to require prompt payment or performance when due of the remainder of the Obligation or its right to consider the failure to so pay or perform an Event of Default.

8.6	In consideration of the limitation on personal liability as provided in the Note, Trustor agrees that to the extent Trustor is entitled to present competent evidence of the fair market value of the Premises as of the date of foreclosure or in connection with a bankruptcy proceeding affecting Trustor and/or the Premises, the Following shall be considered competent evidence for the fact finder’s determination of the fair market value of the Premises as of the date of the foreclosure sale;
05-115854.03
Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

(i)	the Premises shall be valued in an “as is” condition as of the date of the foreclosure sale, without any assumption or expectation that the Premises will be repaired or improved in any manner before a resale of the Premises after foreclosure;

(ii)	the valuation shall be based upon an assumption that the foreclosure purchaser desires a prompt resale of the Premises for cash promptly (but no later than twelve (12) months) following the foreclosure sale;

(iii)	all expenses to be incurred by ‘Beneficiary when the purchaser at the foreclosure sale resells the Premises, including reasonable closing costs customarily borne by the seller in a commercial real estate transaction, should be taken into account in such valuation, including, without limitation, brokerage commissions, title insurance, a survey of the Premises, tax prorations, attorneys’ fees, and marketing costs;

(iv)	the gross fair market value of the Premises shall be further discounted to account for any estimated holding costs associated with maintaining the Premises pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments (to the extent not accounted for in (iii) above), and other maintenance expenses; and

(v)	any expert opinion testimony given or considered in connection with a determination of the fair market value of the Premises must be given by persons having at least five (5) years experience in appraising similarly improved property in the vicinity where the Premises is located and being actively engaged therein at the time of such testimony.
SECTION 9 — GENERAL PROVISIONS
9.1	Trustor shall defend, indemnify and hold harmless Beneficiary, any successors to Beneficiary’s interest in the Trust Property, any purchaser of the Trust Property upon foreclosure, and all shareholders, directors, officers, employees and agents of all of the foregoing and their heirs, personal representatives, successors and assigns from and against all claims, costs, expenses, actions, suits, proceedings, losses, damages and liabilities of any kind whatsoever, including but not limited to all amounts paid in settlement of, and all costs and expenses (including actual and reasonable attorneys’ fees) (collectively, the “Losses”) incurred in defending or settling, any actual or threatened claim, action, suit or proceeding, directly or indirectly arising out of or relating to the Obligation, this Deed of Trust, or the Trust Property, including but not limited to (i) any use, generation, manufacture, production, storage, Release, threatened Release, or presence of a Regulated Substance on, under or about the Trust Property, (ii) any violation or claim of violation of any Environmental Law with respect to the Trust Property; or (iii) any breach of any of the warranties, representations and covenants contained herein. This indemnity provision shall continue in full force and effect and shall survive the payment and performance of the Obligation, the release of record of the
05-115854.03
Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

lien of this Deed of Trust, any foreclosure (or action in lieu of foreclosure) of this Deed of Trust, the exercise by Beneficiary of any other remedy under this Deed of Trust or any other document or instrument evidencing or securing the Obligation, and any suit, proceeding or judgment against Trustor by Beneficiary hereon. The foregoing shall not apply to Losses resulting from Regulated Substances brought onto the Trust Property by Beneficiary nor shall it apply to Losses resulting from Regulated Substances brought or released onto the Trust Property after a transfer of the Trust Property to a third party or to Beneficiary.

9.2	The acceptance of this Deed of Trust by Beneficiary shall not be considered a waiver of or in any way to affect or impair any other security that Beneficiary may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Obligation, nor shall the taking by Beneficiary at any time of any such additional security be construed as a waiver of or in any way to affect or impair the security of this Deed of Trust; Beneficiary may resort, for the payment or performance of the Obligation, to its several securities therefor in such order and manner as it may determine.

9.3	Without notice or demand, without affecting the obligations of Trustor hereunder or the personal liability of any person for payment or performance of the Obligation, and without affecting the lien or the priority of the lien of this Deed of Trust, Beneficiary, from time to time, may: (i) extend the time for payment of all or any part of the Obligation, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Obligation; (ii) take and hold other security for the payment or performance of the Obligation and enforce, exchange, substitute, subordinate, waive or release any such security; (iii) consent to the making of any map or plat of the Trust Property; (iv) join in granting any easement on or in creating any covenants, conditions or restrictions affecting the use or occupancy of the Trust Property; (v) join in any extension or subordination agreement; or (vi) release or direct Trustee to release any part of the Trust Property from this Deed of Trust. Any such action by Beneficiary, or Trustee at Beneficiary’s direction, may be taken without the consent of any junior lienholder and shall not affect the priority of this Deed of Trust over any junior lien.

9.4	Trustor waives and agrees not to assert; (i) any right to require Beneficiary to proceed against any guarantor, to proceed against or exhaust any other security for the Obligation, to pursue any other remedy available to Beneficiary, or to pursue any remedy in any particular order or manner; (ii) the benefits of any legal or equitable doctrine or principle of marshalling; (iii) to the extent permitted by law, the benefits of any statute of limitations affecting the enforcement hereof; (iv) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Obligation; and (v) any benefit of, and any right to participate in, any other security now or hereafter held by Beneficiary.

9.5	Upon written request of Beneficiary stating that all of the Obligation has been paid, and upon surrender of this Deed of Trust and the Note to Trustee for cancellation and retention or, if requested, delivery, then Trustee (and Beneficiary if necessary to clear
05-115854.03
Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

title), upon payment of Trustee’s fees, shall reconvey, without warranty, the Trust Property. The recitals in such reconveyance of any matters or facts shall be conclusive as to the accuracy thereof. The grantee in such reconveyance may be described as “the person or persons legally entitled thereto.” Five (5) years after issuance of such full reconveyance, Trustee may destroy the Note and this Deed of Trust (unless directed in such request to retain them), unless prior thereto Trustee has been directed to deliver them to the person or persons to whom the property was reconveyed.

9.6	Beneficiary or Trustee, or both, shall have the right to inspect the Trust Property at all reasonable times.

9.7	Time is of the essence hereof. If more than one Trustor is named herein, the word “Trustor” shall mean all and any one or more of them, severally and collectively, unless otherwise specifically provided. All liability hereunder shall be joint and several. This Deed of Trust shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns. The term “Beneficiary” shall include not only the original Beneficiary hereunder but also any future owner and holder, including pledgees, of the Note. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

9.8	The acceptance by Trustee of this trust shall be evidenced when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. The trust created hereby is irrevocable by Trustor. The Beneficiary shall have the right from time to time to substitute the trustee hereunder by an instrument in writing in any manner now or hereafter provided by law.

9.9	This Deed of Trust cannot be changed except by agreement, in writing, signed by Trustor and Beneficiary.

9.10	No setoff or claim that Trustor now has or may in the future have against Beneficiary shall relieve Trustor from paying or performing the Obligation.

9.11	Each term, condition and provision of this Deed of Trust shall be interpreted in such manner as to be effective and valid under applicable law but if any term, condition or provision of this Deed of Trust shall be held to be void or invalid, the same shall not affect the remainder hereof which shall be effective as though the void or invalid term, condition or provision had not been contained herein. In addition, should this instrument be or become ineffective as a deed of trust, then these presents shall be construed and enforced as a realty mortgage with the Trustor being the Mortgagor and Beneficiary being the Mortgagee.

9.12	This Deed of Trust, the Obligation and the agreements of any person or entity to pay or perform the Obligation shall be governed by and construed according to the laws of the State of Arizona. Venue shall be appropriate only in Tucson, Arizona.
05-115854.03
Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

9.13	All notices required or permitted to be given hereunder shall be in writing and may be given in person or by United States mail, by delivery service or by electronic transmission. Any notice directed to a party to this Deed of Trust shall become effective upon the earliest of the following: (i) actual receipt by that party; (ii) delivery to the designated address of that party, addressed to that party; or (iii) if given by certified or registered United States mail, twenty-four (24) hours after deposit with the United States Postal Service, postage prepaid, addressed to that party at its designated address. The designated address of a party shall be the address of that party shown at the beginning of this Deed of Trust with copies to the party listed below or such other address as that party, from time to time, may specify by notice to the other parties:
Daniel Kivel 10 Ocean Park Boulevard, #5 Santa Monica, California 90405

Deborah Oseran Mendelsohn, Oseran & Eisner, P.C. 2730 East Broadway Boulevard, Suite 100 Tucson, Arizona 85716
9.14	As further security for the payment and performance of the Obligation, Beneficiary shall be subrogated to the lien, although released of record, of any and all encumbrances paid from the proceeds of any loan included in the Obligation.

9.15	Trustor’s liability for the payment of the indebtedness or performance of the Obligation shall be limited to Trustor’s interest in the Trust Property, subject to the exceptions and qualifications provided for in the Note.

9.16	Nothing contained in the Note or Deed of Trust shall be construed in a manner to create any relationship between Trustor and Beneficiary other than the relationship of borrower and lender and Trustor and Beneficiary shall not be considered partners or co-venturers for any purpose. The terms and provisions of the Note and Deed of Trust are for the benefit of Trustor, Beneficiary and their respective successors, assigns, endorsees and transferees and all persons claiming under or through them, and no other person shall have any right or cause of action on account thereof.

9.17	INTENTIONALLY OMITTED.

9.18	Trustor shall have the right to contest in good faith the validity or amount of any tax assessment or lien arising from any work performed at or materials furnished to the premises which right, however, is conditional upon (i) such contest having the effect of preventing the collection of the tax, assessment or lien so contested and the sale or forfeiture of the premises or any part thereof or interest therein to satisfy the same, (ii) Trustor giving Beneficiary written notice of its intention to contest the same in a timely manner, which, with respect to any contested tax or assessment, shall mean before any such tax, assessment or lien has been increased by any penalties or costs, and with
05-115854.03
Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

respect to any contested mechanic’s lien claim, shall mean within thirty (30) days after Trustor receives actual notice of the filing thereof, (iii) Trustor making and thereafter maintaining with Beneficiary or such other depositary as Beneficiary may designate, a deposit of cash (or United States government securities, in discount form, or other security as may, in Beneficiary’s sole discretion, be acceptable to Beneficiary, and in either case having a present value equal to the amount herein specified) in an amount no less than One Hundred Fifty Percent (150%) of the amount which, in Beneficiary’s reasonable opinion, determined from time to time, shall be sufficient to pay in full such contested tax, assessment or lien and penalties, costs and interest that may become due thereon in the event of a final determination thereof adverse to Trustor or in the event Trustor fails to prosecute such contest as herein required, or in lieu thereof, Trustor providing to Beneficiary title insurance over such matters in form and substance reasonably acceptable to Beneficiary, and (iv) Trustor diligently prosecuting such contest by appropriate legal proceedings. In the event Trustor shall fail to prosecute such contest with reasonable diligence or shall fail to maintain sufficient funds, or other security as aforesaid, on deposit as hereinabove provided, Beneficiary may, at its option, liquidate the securities deposited with Beneficiary, and apply the proceeds thereof and other monies deposited with Beneficiary in payment of, or on account of, such taxes, assessments, or liens or any portion thereof then unpaid, including the payment of all penalties and interest thereon.
SECTION 10 — ARIZONA DEED OF TRUST
     Beneficiary and Trustee shall have all rights, benefits and remedies conferred or contemplated by A.R.S. § § 33-801 through 821 (the “Deed of Trust Act”). Notwithstanding the foregoing, Beneficiary may, at its option in its sole discretion, elect to foreclose this Deed of Trust judicially as authorized by A.R.S. § 33-807.
(a)	In addition to, and not in limitation of, any other remedy provided in or available under this Deed of Trust, Beneficiary shall have all the rights set forth in A.R.S. § 33-702B (as amended, supplemented or supplanted) regarding enforcement of the assignment of rents contained herein.

(b)	It is Trustor’s intention that the obligations of Trustor to pay and perform the Obligation secured by this Deed of Trust be governed according to the express, bargained-for terms hereof and of the other Loan Documents. The interest rate and terms applicable to the Note and the other Loan Documents have been negotiated and agreed to by Beneficiary upon that basis. Therefore, to the fullest extent allowable under Arizona law and subject to the limitations or recourse hereunder as set forth in Section 9.15 of this Deed of Trust and in the Note, Trustor hereby expressly waives all provisions of Arizona law (including without limitation those specifically referenced below) which might otherwise be construed, contrary to the terms of the Loan Documents, to limit the liability of Trustor with respect to the Obligation except as otherwise expressly provided in Section 9.15 of this Deed of Trust and in the Note, and hereby expressly agrees
05-115854.03
Deed of Trust
Crestline investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

that no such provision of law shall be applicable to such obligations. To that end, Trustor expressly:
(i)	agrees that the amount of any unpaid or unperformed Obligation remaining following any sale of collateral (herein referred to as the “Deficiency”) shall be determined, subject to Section 9.15 of this Deed of Trust and to the limitations in the Note, solely by the purchase price (whether cash, credit bid, or otherwise, and net of all costs and expenses of and relating to the sale) actually received for such collateral, and waives all provisions of A.R.S. §§ 12-1566, 33-725, 33-727 and 33-814 which might otherwise determine the Deficiency by the “fair market value” of the collateral sold or by any other valuation in excess of such actual net purchase price;

(ii)	waives all provisions of A.R.S. § 33-814 which purport to limit the time within which an action upon a Deficiency may be commenced, or to eliminate any Deficiency if such an action is not commenced within such time limits, and agrees that such provisions shall not apply to any Deficiency following a trustee’s sale under this Deed of Trust;

(iii)	agrees that if, notwithstanding the foregoing express intention and agreement of Trustor to the contrary, the provisions of A.R.S. § 33-814 are held by a court to be applicable, then:
(A)	for purposes of A.R.S. § 33-814(B), the ninety-day period within which an action for a deficiency judgment may be brought shall not begin until the date of the last trustee’s sale or other nonjudicial or judicial foreclosure sale of any real or personal property collateral under any of the Deeds of Trust which secure the Note, whether such collateral is located within or outside of Arizona;

(B)	the phrase “full satisfaction of the obligation” in A.R.S. § 33-814(D) shall be construed to refer solely to the obligation of Trustor to repay the site-specific monetary indebtedness evidenced by the Note, and not to any separate and independent obligations (1) of Trustor which are created by this Deed of Trust (including, without limitation, any covenants, agreements or indemnities which are expressly stated to survive any foreclosure hereof) or which are created under or evidenced or secured by any other Loan Document executed in connection herewith, or (2) of any other person which is directly, indirectly or contingently liable with respect to the Obligation (all such separate and independent obligations being referred to herein as the “Separate Obligations”); and
05-115854.03
Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

(C)	notwithstanding any application of A.R.S. § 33-814(D) to limit or bar any action against Trustor with respect to the monetary indebtedness evidenced by the Note following a trustee’s sale or sales of the entire the Trust Property such Section shall not be applicable to, or in any way limit or impede any action with respect to, such Separate Obligations or any collateral which might now or hereafter be given by Trustor as security therefor;
(iv)	to the extent permitted by applicable law, waives all rights of reinstatement following acceleration of the obligations secured by this Deed of Trust, including any which might otherwise be available under A.R.S. § 33-813, it being agreed that Trustor has bargained for the notice and cure rights given to Trustor pursuant to Section 8.1 hereof and under the other Loan Documents; that such rights provide Trustor with sufficient opportunity to prevent acceleration following a breach or default which could become an Event of Default; and that Trustor has agreed in return to waive any further right of reinstatement following acceleration should no cure be timely made;

(v)	to the extent permitted by applicable law, waives all rights of redemption Trustor might otherwise have under Arizona law with respect to the Trust Property or any other collateral, whether by statute, by subrogation, or otherwise, including without limitation any rights under A.R.S. § 12-1281 through 12-1283;

(vi)	waives and agrees not to assert any and all rights, benefits and defenses which might otherwise be available under the provisions of A.R.S. §§ 12-1641, 12-1642, 44-141, 44-142 or 47-3605, or Arizona Rules of Civil Procedure Rule 17(I); and

(vii)	agrees to be and remain liable for the Obligation, and agrees (including as contemplated by A.R.S. §§ 12-1566(E) and 33-814(C) with respect to a guaranty) that this Deed of Trust may be enforced (and sale had hereunder or judgment given hereon) at any time and independent of any other action or judgment, all regardless of whether, or when, a trustee’s or foreclosure sale of any collateral given by Trustor or any other person is held or any other nonjudicial or judicial action to realize upon collateral, or against Trustor or any other person obligated with respect to the Obligation, is commenced, maintained, concluded, continued or discontinued.
(c)	The statutes referred to above in this section shall include any further statutes amending, supplementing or supplanting same. The waivers contained in this section and elsewhere in this Deed of Trust are intended to be broadly and liberally construed in favor of Beneficiary.
05-115854 03
Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

(d)	Notwithstanding any provision in this Section 10 to the contrary, it is expressly understood and agreed that (i) Beneficiary may not seek to enforce personal liability against Trustor beyond the limitations expressed in the Note, and (ii) Beneficiary may not seek to enforce personal liability against any guarantor of the Note or the Obligation or Separate Obligations except as set forth in any separate guaranty or indemnity agreement signed in connection with the Note or Obligations.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
05-115854.03
Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

IN WITNESS WHEREOF, these presents are executed as of the date indicated above.
CRESTLINE INVESTMENTS, L.L.C.,
an Arizona limited liability company

By:	/s/ Alvin Kivel
Name:	Alvin Kivel
Its:	Manager

STATE OF Arizona	)
) ss.
COUNTY OF Pima	)
On July 5, 2002, before me, Lee Ann Edmond, personally appeared Alvin Kivel, the Manager of CRESTLINE INVESTMENTS, L.L.C., an Arizona limited liability company, who is personally known to me (or has produced Arizona drivers license as identification) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same as the free and voluntary act of such party for the uses and purposes mentioned in the instrument in his duly authorized capacity.
WITNESS my hand and official seal.

(SEAL)
/s/ Lee Ann Edmond (Print or type name of Notary) Lee Ann Edmond
Notary Public, State of Arizona

My commission expires:

05-115854.03
Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070

EXHIBIT A
A part of the Southwest quarter of Section 34, Township 13 South, Range 14 East, Gila and Salt River Meridian, Pima County, Arizona, described as follows:
COMMENCING at the Southwest corner of said Southwest quarter, monumented by a found brass cap in a handwell;
Thence North 00 degrees 28 minutes 39 seconds West along the West line of said Southwest quarter, a distance of 60.00 feet to a line 60.00 feet North of and parallel with the South line of said Southwest quarter;
Thence North 89 degrees 53 minutes 28 seconds East along the said parallel line a distance of 60.00 feet to the Point of Beginning on a 1/2” iron rod tagged LS 4399 on a line 60.00 feet East of and parallel with the West line of said Southwest quarter;
Thence North 00 degrees 28 minutes 39 seconds West along the said parallel line a distance of 15.00 feet to a 1/2” iron rod tagged LS 4399;
Thence North 04 degrees 05 minutes 42 seconds East 125.43 feet to a chiseled “X” in concrete on a line 70.00 feet East of and parallel with the West line of said Southwest quarter;
Thence North 00 degrees 28 minutes 39 seconds West along the said parallel line a distance of 124.78 feet;
Thence North 45 degrees 28 minutes 39 seconds West 14.14 feet to a 1/2” iron rod tagged LS 4399 on a line 60.00 feet East of and parallel with the West line of said Southwest quarter;
Thence North 00 degrees 28 minutes 39 seconds West along the said parallel line a distance of 305.16 feet to a concrete nail tagged LS 19324 on a line 20.00 feet South of and parallel with the North line of the Southwest quarter of the Southwest quarter of the Southwest quarter of Section 34;
Thence North 89 degrees 52 minutes 03 seconds East along the said parallel line a distance of 555.33 feet to a 1/2” iron rod tagged LS 4399 at a point of curvature of a tangent curve concave to the Southwest;
Thence Southeasterly along the arc of said curve, to the right, having a radius of 25.00 feet, with a chord of South 45 degrees 19 minutes 14 seconds East 35.24 feet, and a central angle of 89 degrees 37 minutes 25 seconds for an arc distance of 39.11 feet to a point of tangency on a 1/2” iron rod tagged LS 4399;
Thence South 00 degrees 30 minutes 32 seconds East 385.24 feet to a 1/2” iron rod tagged LS 4399;
Thence South 89 degrees 43 minutes 18 seconds East 19.91 feet to a 1/2” iron rod tagged LS 4399;
Thence South 00 degrees 28 minutes 56 seconds East 180.00 feet to a 1/2” iron rod tagged CE 1322 on a line 50.00 feet North of and parallel with the South line of said Southwest quarter;
Thence South 89 degrees 53 minutes 28 seconds West along the said parallel line a distance of 200.06 feet to a 1/2” iron rod tagged CE 1322;
Thence North 00 degrees 16 minutes 48 seconds West 10.00 feet to a line 60.00 feet North of and parallel with the South line of said Southwest quarter;

Thence South 89 degrees 53 minutes 28 seconds West along the said parallel line a distance of 400.29 feet to the POINT OF BEGINNING.

EXHIBIT B
RENT ROLL
The Rent Roll has been removed for recordation and can be found attached to the Affidavit and Solvency Certificate dated as of the date of this Deed of Trust executed in connection with the Loan for the benefit of the Beneficiary. The Rent Roll is incorporated into this Deed of Trust by reference.
05-115854.03
Deed of Trust
Crestline Investments, L.L.C.
Tucson, Arizona
Thrivent Loan No. 86070